SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     November 15, 1999 (November 10, 1999)

                            DESA HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                      3334496901                22-2940760
(State or other                   (Commission              (IRS Employer
  jurisdiction of                 File Number)           Identification No.)
  incorporation)




                              2701 Industrial Drive
                             Bowling Green, KY 42101
          (Address of principal executive offices, including zip code)




                                 (270) 781-9600
              (Registrant's telephone number, including area code)

Item 5.  Other Events
On November 10, 1999, the Registrant announced the resignation of its Chief Executive Officer and President and the election of a replacement therefor. The Registrant also announced the resignation of its Chief Operating Officer and the election of a Chief Financial Officer. For more information, see the press release dated November 10, 1999, which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

         (c)   Exhibits

         Exhibit 99.1 -    Press Release, dated as of November 10, 1999

                                    SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DESA HOLDINGS CORPORATION
                                           (Registrant)


                                           By: /s/ Scott M.  Nehm
                                               Scott M.  Nehm
                                               Vice President and Controller

Date: November 15, 1999


                                     - 3 -